Exhibit 99.1

ANNUAL MEETING OF SHAREHOLDERS November 30, 2007 Helping people reach their health and wellness goals through science-based solutions

Statements in this presentation which are not statements of historical fact are "forward-looking statements" within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information available to, and the expectations and assumptions deemed reasonable by Lifevantage Corporation (the "Company") at the time this presentation was made. Although the Company believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the caption "Risk Factors" in the Company's most recent Annual Report on Form 10-KSB, and risks identified in the Company's quarterly reports on Form 10-QSB and in other materials filed by the Company from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission. from time to time with the Securities and Exchange Commission.

Cash burn reduced significantly Personnel cut to bare minimum Most marketing programs were scaled back Direct sales to customers declined Share price declined Re-price of 2005 warrants Launched Fall 2007 funding Expenses under control by year end FY 2007 - A Turn Around Year

Sales/Expense Gap Reduced

Funding is complete Positive cash flow from operations Management changes A switch to "direct response marketing" Declining revenue trend is flattening Patent received by LifeVantage First Quarter - FY 2008

Breakthrough Technology - Patent granted First Patent Granted: July 10, 2007

Research Technology - Patent Received! Fold Induction ag HO-1 mRNA/ng/rRNA Alcohol extract from 30 ug protandim or components per ml medium 0 2 4 6 8 10 12 14 16 18 20 Ashwagantha Bacopa Green Tea Silymarin Curcumin Protandim Control Antioxidant gene induction by Protandim and its components in human brain-derived cells No single ingredient alone shows significant gene induction. All five ingredients together (the patented Protandim(r) formula) produced a substantial increase in the expression of this antioxidant gene. The Protandim(r) formula works many times more effectively than the sum of its parts. This remarkable synergy provides the basis for intellectual property rights.

The Protandim(r) breakthrough study has spawned many additional independent studies using Protandim(r) . Universities and institutions conducting research include: University of Colorado Denver Health Medical Center Children's Hospital, Denver University of Florida University of Kentucky University of Michigan Louisiana State University The topics under investigation or in planning stages deal with the alleviation of oxidative stress under the following conditions: Heart disease Coronary artery bypass graft failure Asthma Duchenne muscular dystrophy Metabolic syndrome Non-alcoholic fatty liver disease Optic neuropathy Altitude sickness Skin cancer Photoaging of the skin Renal failure Osteoarthritis HIV/AIDS-associated lipodystrophy Pulmonary hypertension Periodontal disease Ohio State University Vanderbilt University Glamorgan University, Wales Sahlgrenska University Hospital, Goteborg, Sweden University of Toronto/St. Michael's Hospital, Canada University Hospital, Brno, Czech Republic Mexican Institute of Social Security, Mexico City The Body of Science is Growing

Direct response approach Measurable, offer oriented, drive new users Strategic focus on Customer Acquisition and Retention Our View of the Customer Online: Strategy, Acquisition and Retention Interview Style TV Retail Distribution Advertising and Public Relations Sales & Marketing Overview

Why it matters Shape the message, choose the medium Establish lifetime value of a customer Base marketing decisions on cost of acquisition Loyal Auto-Shippers Core business Our View of the Customer

Loyal Non-Auto-Shippers Resist auto-ship We meet them on their terms Our View of the Customer

Free Trial Customers Sample, then educate Our View of the Customer

Inactive and Former Customers Large list that's receptive to promotions Our View of the Customer

Prospects Our View of the Customer

Broad Online Strategy

Text here Acquisition Strategy - Online Website Management Clear call to action (e.g. Free Trial) Multiple ways to enter the sales funnel (e.g. buy, brochure, newsletter) Simplified navigation Design elements that uphold the brand promise Email Marketing Rent prospect email addresses targeted by geography and segment Cross-sell and up-sell existing customer base Email newsletter Email promotions to inactive customers Search Marketing Add syndicated and partner content to increase organic search opportunities Optimize campaigns based on target acquisition cost Ad rotation and optimization, removing under-performing ads Online Marketing Low-cost network advertising Implement affiliate marketing program Sponsorship of email newsletters and blogs Presence with all online merchants and shopping search engines Lead Generation Leverage print advertising relationships to acquire well-qualified leads Online lead generators, with real-time sales calls and follow-up email and direct mail offers

Standard Customer Cadence Proactively convert brochure requestors and newsletter subscribers Promotional and educational opportunities at specific points in the customer lifecycle Standard process across contact methods HOAP - "Head 'em Off At the Pass" Overcome 7 key auto-ship objections Near 50% success rate GTB - "Get Them Back" Mine inactive customer list Call and email with offers to bring back lost customers 20% conversion rate Retention Strategy

Local TV markets on network affiliates Cost effectively drive new customer acquisition Deliver Protandim message in an interview format with direct response offer Additional benefits of branding, awareness, and message development Longer term direct response TV strategy Develop commercials and infomercial Celebrity endorsement and involvement Interview Style Direct Response TV

Objective: Grow new customers and retain existing through co-marketing programs Direct mail program drives new Protandim users into retailer Catalog/coupon programs convert known retail customers to Protandim and helps maintain existing Protandim users Use of broker/sales reps and distributors to further penetrate natural products market Retail Distribution SuperSupplements

Direct response focus, objective of acquisition & lead generation Eliminated most traditional ads Better Nutrition sample program Psychology Today direct response ads Chiropractor Patient Information Station program AAFP Family Doctor 2007 Advertising and Public Relations

Drive Protandim use in the sports market via celebrity and league endorsements NBC Today Show July & November 2006 Sympatico/MSN Health & Fitness Protandim profile Whole Foods Magazine profile Protandim and Science endorsements: Advertising and Public Relations

New package sizes for value pricing Protandim 60 and 90 ct. bottles "LifeVantage" line of complementary dietary supplements Cross-sell and up-sell with 4-5 additional products Increase order sizes with existing customers "ProtandimPlus" line that combines the Protandim science with complementary formulas and supplements Offers buyer convenience and extends the brand 2-4 additional products New products that apply Protandim in new product categories Opportunistic license opportunities New product development Product Line Expansion

These slides accompany an oral presentation by Lifevantage Corporation, which contains forward-looking statements. The Company's actual results may differ materially from those suggested here. Additional information concerning factors that could cause such a difference is contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 and Annual Report on Form 10-KSB for the year ended June 30, 2007.

Financial and Regulatory Achievements Cost containment programs implemented and significant savings realized Eliminated staff and contractors 6 full time positions consolidated into 2 in finance and operations alone Reviewed vendor contracts and retainers and renegotiated or terminated SEC SB-2 Registration for 2005 Offering - became effective January 12, 2007 Completed and closed $1,490,000 of convertible debentures effective October 31, 2007 Finance and Operations

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the fiscal years ended June 30, 2007 and 2006 For the fiscal years ended June 30, 2007 and 2006 For the fiscal years ended June 30, 2007 and 2006 For the fiscal years ended June 30, 2007 and 2006

Balance Sheets CONDENSED CONSOLIDATED BALANCE SHEETS June 30, 2007 and 2006

Operating Results CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the three months ended September 30, 2007 and 2006

CONVERGENCE OF SALES AND EXPENSES

Balance Sheets CONDENSED CONSOLIDATED BALANCE SHEETS September 30, 2007 and June 30, 2007

Cash Flow CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS For the three months ended September 30 (Unaudited)

Enhance shareholder value Increase revenue Expand product offering Implement "direct response marketing" programs Focus on new customer acquisition Support co-op marketing programs with GNC Support co-op ventures with professional groups Continue and expand patent activity Launch new direct response programs Expand product line offering CEO search Anticipate that the 2005 warrants will be exercised Fill vacancies within the board of directors FY 2008 Goals

Thank You Questions & Discussion